EXHIBIT 10.9

                AMENDMENT #2 TO THE INTELLIGENT ELECTRONICS, INC.
                         AMENDED AND RESTATED INVENTORY
                     AND WORKING CAPITAL FINANCING AGREEMENT


     THIS AMENDMENT dated as of October __, 1996 (this "Amendment"), hereby amends that certain Amended and Restated Inventory and Working Capital Financing Agreement by and among Intelligent Electronics, Inc., a Pennsylvania corporation ("IE"), various direct and indirect subsidiaries of IE who are signatories thereto, and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                               W I T N E S S E T H

     WHEREAS, the Existing Borrowers (as defined below) and IBM Credit have entered into that certain Amended and Restated Inventory and Working Capital Financing Agreement dated as of April 5, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

     WHEREAS, the Agreement was amended by that certain Acknowledgment, Waiver and Amendment No. 1 dated September __, 1996, by and among the Customer and IBM Credit (the "Waiver");

     WHEREAS, the Existing Borrowers and the Restricted Subsidiaries (as defined below) have requested that IBM Credit finance the working capital requirements of the Restricted Subsidiaries, all indirect subsidiaries of IE, by allowing the Restricted Subsidiaries to become co-borrowers with the Existing Borrowers under the Agreement;

     WHEREAS, the Existing Borrowers and the Restricted Subsidiaries will receive substantial direct and indirect benefit if IBM Credit provides such financing on such terms; and

     WHEREAS, IBM Credit has agreed to allow the Restricted Subsidiaries to become co-borrowers under the Agreement and to extend such financing to the Restricted Subsidiaries on the terms and subject to the conditions set forth in the Agreement and this Amendment.

     NOW, THEREFORE, in consideration of the premises set forth above and the mutual agreements provided for herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer (as defined below) and IBM Credit hereby agree as follows:

     Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.


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        (a) "Restricted Subsidiary" or "Restricted Subsidiaries" shall mean individually or collectively, as the context shall require, XLConnect Solutions, Inc., XLConnect Systems, Inc. and XLConnect Services, Inc.

        (b) "Existing Borrowers" shall mean IE, The Future Now, Inc., an Ohio corporation, XLSource, Inc. (formerly known as The Future Now, Inc. of Arkansas), an Arkansas corporation, Intelligent Advanced Systems, Inc., a Delaware corporation, Intelligent Express, Inc., a Pennsylvania corporation, RND, Inc., a Colorado corporation, Intellinet, Ltd., a Pennsylvania corporation, Intelligent Distribution Services, Inc., a Delaware corporation, Intelligent SP, Inc., a Colorado corporation, XLConnect Services, Inc. (formerly, Intellicom Solutions, Inc.), a Pennsylvania corporation, and Entre Computer Centers of New York, Inc.

        (c) "Customer" shall mean, without duplication, the Existing Borrowers and the Restricted Subsidiaries, jointly and severally.

     Section 2. Acknowledgment of Agreement; Conflict. Subject to the terms and conditions set forth herein, the Restricted Subsidiaries acknowledge and agree to all terms and conditions of the Agreement, as the same may be modified hereby, as if such Restricted Subsidiaries had executed the Agreement on the date thereof; provided, however, that the Restricted Subsidiaries' acknowledgement and agreement with the representations set forth in the Agreement shall be made as of the date hereof. Any conflict between the terms of the Agreement and this Amendment shall be governed by this Amendment.

     Section 3. Acknowledgment and Grant of Security Interest. To secure the Existing Borrower's and the Restricted Subsidiaries' full and punctual payment and performance of the Obligations when due (whether at the stated maturity, by acceleration or otherwise), the Existing Borrowers reaffirm the security interest granted to IBM Credit in the Agreement and the Restricted Subsidiaries hereby grant IBM Credit a security interest in all the Restricted Subsidiaries' right, title and interest in and to the following property, whether now owned or hereafter acquired or existing and wherever located:

        (a) all inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

        (b) all accounts, contract rights, chattel paper, instruments, deposit accounts, obligations of any kind owing to the Existing Borrowers and the Restricted Subsidiaries, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing;

        (c) general intangibles;

        (d) all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the foregoing; and

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        (e) all substitutions and replacements for all of the foregoing, all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

     The Existing Borrowers and the Restricted Subsidiaries covenant and agree with IBM Credit that: (a) the security interest granted pursuant to the Agreement and this Amendment is in addition to any other security from time to time held by IBM Credit and (b) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of Customer to IBM Credit pursuant to the Agreement, this Amendment and the Other Documents, to the extent provided herein.

     Section 4. Attachment A. Attachment A, dated April 5, 1996 (the "First Attachment A"), to the Agreement shall be replaced with the Attachment A dated the date hereof and attached hereto. The attached Attachment A shall modify the First Attachment A as follows:

        (a) Credit Line.

            (i) availability under the Credit Line for the Existing Borrowers shall be equal to $225 million minus any outstanding indebtedness directly borrowed by the Restricted Subsidiaries plus other obligations attributed to the Restricted Subsidiaries including, but not limited to, interest, fees and costs;

            (ii) the Credit Line for the Restricted Subsidiaries shall be equal to $20 million minus the excess, if any, of the Existing Borrowers' outstanding Obligations minus $205 million.

        (b) Borrowing Base. The Borrowing Base for the Existing Borrowers and the Restricted Subsidiaries shall be as presently set forth in the First Attachment A, provided, however; that the Borrowing Base for the Existing Borrowers and the Borrowing Base for the Restricted Subsidiaries shall be calculated separately.

     Section 5. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to receipt by IBM Credit of, or waiver in writing by IBM Credit of compliance with, the following conditions precedent:

        (a) this Amendment executed and delivered by Customer and IBM Credit;

        (b) (i) copies of the resolutions of the Board of Directors of each Restricted Subsidiary certified by the secretary or assistant secretary of each Restricted Subsidiary authorizing the execution, delivery and performance of this Amendment and acknowledging and agreeing to each and every term and condition in the Agreement (as amended by this Amendment)


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     and each of the Other Documents executed and delivered in connection with the Agreement and this Amendment; and

            (ii) a certificate of the secretary or an assistant secretary of each Restricted Subsidiary authorized to sign this Amendment, and

            (iii) copies of the articles of incorporation and by-laws of each Restricted Subsidiary certified by the secretary or assistant secretary of each Restricted Subsidiary;

        (c) certificates dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of each Restricted Subsidiary in the jurisdiction of its organization and in each other jurisdiction where the ownership or lease of its property or the conduct of its business requires it to qualify to do business;

        (d) copies of all approvals and consents from any Person, in each case in form and substance satisfactory to IBM Credit, which are required to enable each Restricted Subsidiary to authorize, or are required in connection with, (a) the execution, delivery or performance of the Agreement and this Amendment, and (b) the legality, validity, binding effect or enforceability of the Agreement, this Amendment and each of the Other Documents;

        (e) a favorable opinion of counsel for the Restricted Subsidiaries in substantially the form of Attachment I;

        (f) intercreditor agreements, if any, in form and substance satisfactory to IBM Credit, executed by each other secured creditor of each Restricted Subsidiary;

        (g) UCC-1 financing statements for each jurisdiction reasonably requested by IBM Credit executed by each Restricted Subsidiary and each guarantor whose guaranty to IBM Credit is intended to be secured by a pledge of its assets;

        (h) the statements, certificates, documents, instruments, financing statements, agreements and information set forth in Attachment A and Attachment B to the Agreement;

        (i) all such other statements, certificates, documents, instruments, financing statements, agreements and other information with respect to the matters contemplated by the Agreement and this Amendment as IBM Credit shall have reasonably requested; and

        (j) receipt by IBM Credit of a $15,000 closing fee.

     Section 6. Affirmative Covenant. In addition to the affirmative covenants in Section 7 of the Agreement, and until termination of the Agreement and the indefeasible payment and satisfaction of all Obligations,

        (a) the Restricted Subsidiaries shall:


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            (i) as soon as possible and in any event prior to December 15, 1996, establish one or more lockbox agreements to be executed by each Restricted Subsidiary and each Bank, in form and substance satisfactory to IBM Credit;

            (ii) as soon as possible and in any event prior to December 15, 1996, establish a contingent blocked account agreement to be executed by each Restricted Subsidiary and each Bank in form and substance satisfactory to IBM Credit.

        (b) the Existing Borrowers shall:

            (i) as soon as possible and in any event prior to December 15, 1996, establish one or more lockbox agreements to be executed by the Existing Borrowers and each Bank, in form and substance satisfactory to IBM Credit;

            (ii) as soon as possible and in any event prior to December 15, 1996, establish a contingent blocked account agreement to be executed by the Existing Borrowers and each Bank in form and substance satisfactory to IBM Credit.

        (c) the Customer shall, prior to January 1, 1997, provide a favorable follow-up opinion of counsel for Customer in form and substance satisfactory to IBM Credit.

     Section 7. Negative Covenants. IE, as indirect owner of substantially all the issued and outstanding capital stock of XLConnect Solutions, Inc. immediately prior to the XLConnect Solutions, Inc. Initial Public Offering, shall at all times maintain ownership of not less than 51% of the outstanding shares of XLConnect Solutions, Inc. Common stock and will not permit its ownership interest to be reduced below 51% without IBM Credit's prior written consent.

     Section 8. Representations and Warranties. Customer makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Agreement.

             8.1. Accuracy and Completeness of Warranties and Representations. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date of this Amendment except to the extent waived by IBM Credit in writing.

             8.2. Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed under the Agreement as amended by the Amendment do not violate or cause Customer not to be in compliance with the terms of any material agreement to which Customer is a party.

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             8.3. Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Customer and is enforceable against Customer in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally.

     Section 9. Joint and Several Guaranty. Customer acknowledges that the transactions contemplated by this Amendment confer a substantial direct and indirect benefit to the Existing Borrowers and the Restricted Subsidiaries and that IBM Credit is relying on the joint and several guaranty of Customer in executing this Amendment. The Restricted Subsidiaries explicitly acknowledge and agree to be bound by Section 7.17 of the Agreement (Joint and Several Guaranty). Notwithstanding the foregoing, it is understood that the guaranty by the Restricted Subsidiaries of the Obligations of the Existing Borrowers shall not exceed the principal sum of Twenty Million Dollars ($20,000,000) minus the amount of funds, if any, borrowed by the Restricted Subsidiaries under the Credit Line established in this Amendment (such outstanding Obligations directly borrowed by or attributed to the Restricted Subsidiaries shall be referred to herein as the "Primary Obligations"). Such amount guaranteed shall be exclusive of interest, fees, and expenses of collection, it being expressly understood and agreed that the Restricted Subsidiaries shall be liable for the same. It is understood that the Obligations may from time to time exceed $20,000,000, without impairing or affecting the guaranty. The Restricted Subsidiaries' guaranty of the Obligations of the Existing Borrowers shall terminate upon the receipt by IBM Credit of (1) the payment by the Restricted Subsidiaries for all of the Primary Obligations, as provided in Section 14 hereof, and (2) the payment by the Existing Borrowers of any existing Shortfall (as defined in the Agreement) attributed to the Existing Borrowers.

     Section 10. Modifications to Agreement.

             10.1. Collateral Management Report. Customer acknowledges and agrees that the term "Collateral Management Report" as used in Sections 1.1, 6.20, 7.1(K), 7.1(L) and any other sections of the Agreement shall mean a separate Collateral Management Report for the Existing Borrowers and the Restricted Subsidiaries.

             10.2. Compliance Certificate. Customer acknowledges and agrees that the term "Compliance Certificate" as used in Sections 7.1(A), 7.1(B), 7.1(c) and any other sections of the Agreement shall mean a separate Compliance Certificate for the Existing Borrowers and the Restricted Subsidiaries.

     Section 11. Waiver. The Waiver is hereby specifically incorporated herein by reference and made a part of this Amendment.

     Section 12. Affiliate Transactions. Exhibit A hereto sets forth certain agreements entered into or contemplated between the Existing Borrowers and the Restricted Subsidiaries. IBM Credit hereby acknowledges and consents to the transactions contemplated by such agreements.

     Section 13. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect.

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Customer hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Customer, and is not subject to any claims, offsets or defenses, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally.

     Section 14. Termination. This Amendment shall remain in force until the earlier of (1) the date the Agreement expires or is terminated for any reason, and (2) April 4, 1997. Upon the date that this Amendment expires or is terminated, all of the Primary Obligations shall be immediately due and payable in their entirety, even if they are not yet due under their terms, and the Existing Borrowers shall continue to borrow pursuant to the terms and conditions set forth in the Agreement.

     Section 15. Appointment of Agent. XLConnect Solutions, Inc. and XLConnect Systems, Inc. hereby appoint XLConnect Services, Inc. as agent for each of them to request Advances from IBM Credit under the Agreement and hereunder and to direct the bank account into which funds are to be disbursed.

     Section 16. Government Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

     Section 17. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. This Amendment may be delivered via telecopy or other similar facsimile transmission pursuant to Section 10.12 of the Agreement; provided, however, that if this Amendment is delivered via facsimile transmission, the original executed document shall be deposited, postage pre-paid, with an overnight courier on the date of such facsimile delivery with instructions for next day delivery.


     IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.

IBM CREDIT CORPORATION                 INTELLIGENT ELECTRONICS, INC.

By:____________________________        By:_____________________________________
    Name:______________________           Name:________________________________
    Title:_____________________           Title:_______________________________


                                       THE FUTURE NOW, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                             [EXECUTIONS CONTINUED]


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                                       INTELLIGENT ADVANCED SYSTEMS, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       INTELLIGENT EXPRESS, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       RND, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       INTELLINET, LTD.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       INTELLIGENT DISTRIBUTION SERVICES, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       INTELLIGENT SP, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________

                             [EXECUTIONS CONTINUED]

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                                       ENTRE COMPUTER CENTERS OF NEW
                                         YORK, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       XLSOURCE, INC. (formerly known as THE
                                       FUTURE NOW, INC. OF ARKANSAS)

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       XLCONNECT SERVICES, INC. (formerly known as INTELLICOM SOLUTIONS, INC.)

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       XLCONNECT SOLUTIONS, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


                                       XLCONNECT SYSTEMS, INC.

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________


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